EX-10.114

                                      LEASE


            Lease (referred to herein as the "Lease") made as of the 15th day of December, 2001, between SPACELY LLC, a Delaware limited liability company, authorized to transact business in New York State, having an office at 345 Park Avenue, New York, New York, as Landlord (referred to herein as "Owner"), and PWR SYSTEMS, INC., a Delaware corporation authorized to transact business in the State of New York, having an office at 3512 Veterans Memorial Highway, Bohemia, New York 11716, as Tenant (referred to as "Tenant").

                              W I T N E S S E T H :

         WHEREAS:

                  1. Owner is the owner of the buildings (referred to herein, collectively, as the "Building") at 3500 Sunrise Highway known as the Long Island Technology Center in the Town of Islip, County of Suffolk, State of New York. The Building together with the plot of land upon which it stands is referred to as the "Real Property".

                  2. Tenant desires to lease a portion of the Digital Building known as Suite T-115 indicated by outlining and diagonal markings on the floor plan annexed as Exhibit 1 for a period of five (5) years and to be used principally as general and/or executive offices; and

                  3. Owner is willing to lease such space to Tenant and Tenant is willing to enter into such lease all under the terms, covenants and conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein the parties agree as follows:

            FIRST: GRANT OF LEASE AND DEMISED TERM: Owner does hereby grant to Tenant upon the terms and conditions of this Lease a lease to use a portion of the Digital Building known as Suite T-115 which is delineated by outlining and diagonal markings on the floor plan annexed hereto and made a part hereof as
Exhibit 1 (referred to herein as the "Demised Premises"). The Lease shall be for a term (referred to herein as the "Demised Term") of four (4) years, and ten and one-half (10 1/2) months to commence on December 15, 2001 (such date is referred to herein as the "Commencement Date") and to end on October 31, 2006 (the "Expiration Date"),

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unless the Demised Term shall sooner terminate pursuant to any of the terms or conditions of this Lease or pursuant to law. Tenant waives any right to recover any damages which may result from Owner's failure to deliver possession of the Demised Premises to Tenant on the Commencement Date.

            SECOND: RENT: (A) Tenant shall pay to Owner an annual rent (sometimes referred to as "Fixed Rent") of THIRTY-SEVEN THOUSAND SEVEN HUNDRED SEVENTY-FIVE and 50/100 ($37,775.50) DOLLARS with respect to the period from the Commencement Date to and including October 31, 2003 ("1st Rent Period"); THIRTY NINE THOUSAND FIVE HUNDRED THIRTY-TWO and 50/100 ($39,532.50) DOLLARS with respect to the next year of the Demised Term ("2nd Rent Period") and FORTY-ONE THOUSAND TWO HUNDRED EIGHTY-NINE and 50/100 ($41,289.50) DOLLARS with respect to the remainder of the Demised Term ("3rd Rent Period"). Such Fixed Rent shall be payable in equal monthly installments each in the sum of THREE THOUSAND ONE HUNDRED FORTY-SEVEN and 96/100 ($3,147.96) DOLLARS with respect to the 1st Rent Period, THREE THOUSAND TWO HUNDRED NINETY-FOUR and 38/100 ($3,294.38) DOLLARS with respect to the 2nd Rent Period and THREE THOUSAND FOUR HUNDRED FORTY and 79/100 ($3,440.79) DOLLARS with respect to the 3rd Rent Period, and shall be payable in advance on the first (1st) day of each month of the Demised Term without prior demand therefor and without any offset or deduction whatsoever. The Owner shall have all of the rights and remedies at law to collect Fixed Rent and shall be paid in lawful money of the United States.

                  (B) Upon execution and delivery of this Lease, Tenant shall pay to Owner the sum of THREE THOUSAND ONE HUNDRED FORTY-SEVEN and 96/100 ($3,147.96) DOLLARS as the monthly installment of Fixed Rent for the period December 15, 2001 to January 14, 2002, both dates inclusive.

            THIRD: USE. (A) The Demised Premises shall be used by Tenant solely for general and/or executive offices with the incidental right to use same as a data center and for incidental storage and for no other purpose. Tenant acknowledges and agrees that no representations have been made to Tenant with respect to the use, if any, to which the Demised Premises may be put.

                  (B) Tenant shall not use or occupy, or permit the use or occupancy of the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in Paragraph A of this Article THIRD, or in any manner which, in Owner's judgment, (a) shall adversely affect or interfere with (i) any services required to be provided by Owner to Tenant or to any other tenant or occupant of the Building, or (ii) the proper and economical rendition of any such service, or (iii) the use or enjoyment or any part of the Building by any other tenant or occupant, or (b) shall tend to impair the character or dignity of the Building. Without limiting the aforesaid, Tenant shall conduct its business and control its agents, employees, invitees and visitors


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in such manner as not to create any nuisance, or interfere with, annoy or disturb Owner or any tenant, user or occupant of the Building.

                  (C) Without in any way limiting the generality of Section (B) of this Article THIRD, Tenant shall not use or occupy, or sublet or permit the use or occupancy of the Demised Premises or any part thereof, for use as a call center. For the purposes of this Article, a call center is defined as any group of one hundred (100) or more employees or other persons that primarily perform a task involving in-bound or out-bound telephone conversations with customers for the purpose of selling goods or services or responding to customer inquiries. Excluded from this definition are functions that are dedicated to providing technical assistance to existing customers.

            FOURTH: ALTERATIONS. Tenant shall not make any changes, additions, improvements, alterations or other physical changes to the Demised Premises, the Building or any portions thereof, or any of the systems therein or thereon (referred to collectively as "Alterations" and singly as an "Alteration") without the prior written consent of Owner in each instance, and in the event that Owner grants such consent, such Alteration shall be made in compliance with all Legal Requirements and performed in a manner and at such times as Owner reasonably designates and such Alterations or installations shall not, in any event, interfere with the use and operation of the Building by Owner or any tenant, occupant or user thereof. Without limiting the aforesaid, Tenant agrees that (a) prior to any Alterations by Tenant or the installation of any of Tenant's equipment in the Demised Premises, Tenant shall submit detailed plans and specifications of the planned Alteration or installation to Owner for Owner's approval, provided that in no event will Owner's approval of such plans be deemed a representation that they comply with applicable Legal Requirements, and will not cause interference with communication operations of Owner, or any tenant, user or occupant of the Building and any such Alterations shall be made only in accordance with the plans and specifications approved by Owner, (b) all contractors performing any Alterations, modification or maintenance work on behalf of Tenant at the Demised Premises or in the Building shall be subject to the prior written approval of Owner prior to the commencement of such work, which approval shall not be unreasonably withheld. In the event Owner or its agents employ any independent architect or engineer to examine any plans or specifications submitted by Tenant to Owner in connection with any proposed Alteration, Tenant agrees to pay to Owner a sum equal to any reasonable fees incurred by Owner in connection therewith. Nothing in this Lease shall be construed in any way as constituting the consent or request of Owner, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or material men, for the performance of any labor or the furnishing of any material for any specific Alteration to, or repair of, the Demised Premises, the Building, or any part thereof. Any mechanic's or other lien filed against the Building, or the Real Property, for work claimed


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to have been done for, or materials claimed to have been furnished to, Tenant or any person claiming through or under Tenant or based upon any act or omission or alleged act or omission of Tenant or any such person shall be discharged by Tenant (by bond or otherwise) at Tenant's sole cost and expense, within twenty
(20) days after the filing of such lien.

            FIFTH: REPAIRS AND MAINTENANCE. Tenant shall, at its sole cost and expense, maintain and take good care of (i) the Demised Premises and all fixtures, installations and appurtenances contained therein and (ii) Tenant's personal property and equipment, and all replacements and additions thereto and Tenant shall make all repairs, structural or otherwise, foreseen or unforeseen as and when needed to keep the Demised Premises, and Tenant's personal property and equipment in good order and repair. Owner shall have no obligation to maintain, repair, operate or safeguard Tenant's equipment.

            SIXTH: UTILITIES AND SERVICES: SECTION 6.01. ELECTRICITY: A. Owner, at Owner's expense, shall redistribute or furnish electrical energy to or for the use of Tenant in the Demised Premises for the operation of the lighting fixtures and the electrical receptacles installed in the Demised Premises on the Commencement Date. There shall be no specific charge by way of measuring such electrical energy on any meter or otherwise, as the charge for the service of redistributing or furnishing such electrical energy has been included in the Fixed Rent on a so-called "rent inclusion" basis. The parties agree that although the charge for the service of redistributing or furnishing electrical energy is included in the Fixed Rent on a so-called "rent inclusion" basis, the value to Tenant of such service may not be fully reflected in the Fixed Rent. Accordingly, Tenant agrees that Owner may cause an independent electrical engineer or electrical consulting firm, selected by Owner, to make a determination, following the commencement of Tenant's normal business activities in the Demised Premises, of the full value to Tenant of such services supplied by Owner, to wit: the potential electrical energy supplied to Tenant annually based upon the estimated capacity of the electrical feeders, risers and wiring and other electrical facilities serving the Demised Premises. Such engineer or consulting firm shall certify such determination in writing to Owner and Tenant. If it shall be determined that the full value to Tenant of such service is in excess of FOUR THOUSAND ONE HUNDRED TWELVE and 50/100 ($4,112.50) DOLLARS (such sum is referred to as the "Electrical Inclusion Factor"), the parties shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease as of the Commencement Date by increasing the Fixed Rent and the Electrical Inclusion Factor for the entire Demised Term by an annual amount equal to such excess. However, if it shall be so determined that the full value to Tenant of such service does not exceed the Electrical Inclusion Factor, no such agreement shall be executed and there shall be no increase or decrease in the Fixed Rent or the Electrical Inclusion


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Factor by reason of such determination. If either the quantity or character of electrical service is changed by the corporation(s) and/or other entity(ies) selected by Owner to supply electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  B. Owner represents that the electrical feeder or riser capacity serving the Demised Premises on the Commencement Date shall be adequate to serve the lighting fixtures and electrical receptacles installed in the Demised Premises on the Commencement Date. Subject to the provisions of Subsection C(1) of this Section 6.01, any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Owner upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Owner's judgment, such additional feeders or risers are necessary and are permissible under applicable laws (including, but not limited to, the New York State Energy Conservation Construction Code) and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises. Tenant shall not make or perform, or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Demised Premises or any additions to the business machines, office equipment or other appliances in the Demised Premises which utilize electrical energy without the prior consent of Owner in each instance. Any such Alterations, additions or consent by Owner shall be subject to the provisions of Subsection C(1) of this Section 6.01, as well as to the other provisions of this Lease including, but not limited to, the provisions of Article FOURTH.

                  C. (1) If, at any time or times prior to or during the Demised Term, electrical feeders, risers, wiring or other electrical facilities serving the Demised Premises shall be installed by Owner, Tenant or others, on behalf of Tenant or any person claiming through or under Tenant in addition to feeders, risers, wiring or other electrical facilities necessary to serve the lighting fixtures and electrical receptacles installed in the Demised Premises on the Commencement Date, the Fixed Rent and the Electrical Inclusion Factor shall be increased in an annual amount which shall reflect the value to Tenant of the additional service to be furnished by Owner, to wit: the potential


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additional electrical energy made available to Tenant annually based upon the estimated capacity of such additional electrical feeders, risers, wiring or other electrical facilities. The amount of any such increase in the Fixed Rent and the Electrical Inclusion Factor shall be finally determined by an independent electrical engineer or consulting firm selected by Owner who shall certify such determination in writing to Owner and Tenant. Following such determination, Owner and Tenant shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease by increasing the Fixed Rent and the Electrical Inclusion Factor for the remainder of the Demised Term in an annual amount equal to the value of such additional service as so determined. Any such increase shall be effective as of the date of the first availability to Tenant of such additional service and shall be retroactive to such date if necessary.

                        (2) If, at any time or times after October 22, 2001, the rate at which Owner purchases electrical energy from the corporation(s) and/or other entity(ies) Owner has selected to supply electrical service to the Building or any charges incurred or taxes payable by Owner in connection therewith shall be increased or decreased, the Fixed Rent and the Electrical Inclusion Factor shall be increased or decreased, as the case may be, upon demand of either party, in an annual amount which shall fairly and proportionately reflect the estimated increase or decrease, as the case may be, in the annual cost to Owner of purchasing electrical energy for the Building provided that notwithstanding anything to the contrary contained in the provisions of this Section 6.01 in no event shall (a) the Electrical Inclusion Factor ever be decreased below the original amount thereof set forth in Subsection A of this Section and (b) the Fixed Rent ever be decreased by more than such decrease in the Electrical Inclusion Factor as so limited by the provisions of the aforesaid Subdivision (a) of this Subsection C.(2). If, within ten (10) days after any such demand, Owner and Tenant shall fail to agree upon the amount of such increase or decrease, as the case may be, in the Fixed Rent and the Electrical Inclusion Factor then, in lieu of such agreement, such estimated increase or decrease, as the case may be, shall be finally determined by an independent electrical engineer or consulting firm selected by Owner who shall certify such determination in writing to Owner and Tenant. Following any such agreement or determination, Owner and Tenant shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease by increasing, or decreasing, as the case may be, the Fixed Rent and the Electrical Inclusion Factor for the remainder of the Demised Term in an annual amount equal to such estimated increase or decrease as so agreed or determined. Any such increase or decrease in the Fixed Rent and the Electrical Inclusion Factor shall be effective as of the effective date of such increase or decrease, and shall be retroactive to such date if necessary.


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

                        (3) Any increase in the Fixed Rent pursuant to the provisions of Subsection A of this Section or this Subsection C with respect to the period from the effective date of such increase to the last day of the month in which such increase shall be fixed by agreement or determination shall be payable by Tenant upon demand of Owner. Any decrease in the Fixed Rent pursuant to the provisions of this Subsection C with respect to the period from the effective date of such decrease to the last day of the month in which such decrease shall be fixed by agreement or determination shall be credited to Tenant against the next monthly installment of the Fixed Rent. The monthly installments of the Fixed Rent payable after the date upon which any such increase or decrease is so fixed shall be proportionately adjusted to reflect such increase or decrease in the Fixed Rent.

                  D. Owner may, at any time, elect to discontinue the redistribution or furnishing of electrical energy. In the event of any such election by Owner, (i) Owner agrees to give reasonable advance notice of any such discontinuance to Tenant, (ii) Owner agrees to permit Tenant to receive electrical service directly from the corporation(s) and/or other entity(ies) Owner has selected to supply electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Demised Premises to be used by Tenant for such purpose to the extent they are suitable and safely capable, (iii) Owner agrees to pay such charges and costs, if any, as such corporation(s) and/or other entity(ies) may impose in connection with the installation of Tenant's meters, (iv) the Fixed Rent shall be decreased, as of the date of such discontinuance, by an amount equal to the Electrical Inclusion Factor to reflect such discontinuance; and (v) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent except as expressly provided in subdivision (iv) of this Subsection D, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  E. The following method of computation shall be employed by any electrical engineer or electrical consulting firm selected by Owner pursuant to the provisions of Subsection C(2) of this Section 6.01 in finally determining any estimated increase or decrease in the Fixed Rent and the Electrical Inclusion Factor, under the provisions of this Section resulting from the corporation(s) and/or other entity(ies) Owner has selected to supply electrical service to the Building referred to individually and collectively as "The Corporation") electrical rate and fuel charge changes and taxes (collectively "Electrical Changes") payable in connection therewith:


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                        (1) Owner's bills from The Corporation for the Building
for the twelve (12) month period immediately preceding the Electrical Change in question shall be averaged for demand and consumption (Kw and Kwh) and the rate structure in effect immediately prior to the Electrical Change in question shall be applied to such average demand and consumption factors of Owner's billings for the Building for said twelve (12) month period resulting in an agreed determination of the cost to Owner of electricity for the Building immediately prior to the Electrical Change in question; and

                        (2) The new rate structure pursuant to which Owner is billed by The Corporation, i.e., the rate structure which includes the Electrical Change in question, shall be applied to the average demand and consumption factors of Owner's billings for the Building for said twelve (12) month period resulting in an agreed estimate of the cost to Owner by reason of the Electrical Change in question; and

                        (3) The difference in the costs determined pursuant to the foregoing subdivisions (1) and (2) shall be deemed to be the amount of the estimated annual change in cost and the amount of such estimated annual change in cost shall be divided by the cost determined pursuant to the foregoing subdivision (1); and

                        (4) The resulting quotient shall be applied to Tenant's then current Electrical Inclusion Factor to produce the increase or decrease in the Fixed Rent and Electrical Inclusion Factor.

      (For example: Assume (1) an Electrical Change i.e. a rate increase; (2) an application of the rate schedule in effect immediately prior to such Electrical Change to the averaged electrical demand and consumption factors shown on Owner's electrical bills for the twelve (12) month period immediately preceding such Electrical Change resulting in an estimated annual cost of $100,000.00; (3) an application of the new rate schedule to the averaged electrical demand and consumption factors shown on the bills in question resulting in an estimated annual cost of $110,000.00; (4) deduction of the sum of $100,000.00 referred to in step (2) from said sum of $110,000.00 referred to in step (3), resulting in a difference of $10,000.00; and (5) that Tenant's Electrical Inclusion Factor was $3,000.00. The $10,000.00 annual estimated increase for the Building, when divided by $100,000.00, the estimated annual cost to Owner of electricity for the Building prior to the Electrical Change in question, results in a quotient of 10% which, when applied to Tenant's Electrical Inclusion Factor increases the Fixed Rent and the Electrical Inclusion Factor by $300.00.)

                  F. Notwithstanding anything to the contrary set forth in this Lease, any sums payable or granted in any way by the corporation(s) and/or other


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entity(ies) Owner has selected to supply electricity to the Building resulting from the installation in the Demised Premises of energy efficient lamping, special supplemental heating, ventilation and air conditioning systems or any other Alterations, which sums are paid or given by way of rebate, direct payment, credit or otherwise, shall be and remain the property of Owner, and Tenant shall not be entitled to any portion thereof, unless such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations were installed by Tenant, solely at Tenant's expense, without any contribution, credit or allowance by Owner, in accordance with all of the provisions of this Lease. Nothing contained in the foregoing sentence, however, shall be deemed to obligate Owner to supply or install in the Demised Premises any such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations.

                  SECTION 6.02 ELEVATORS: If all or any portion of the Demised Premises is located on other than the ground floor of the Building, Owner, at Owner's expense, shall have a passenger elevator subject to call at all times. Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time, elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service.

                  SECTION 6.03 HEAT: Owner, at Owner's expense, shall furnish heat to the Demised Premises, as and when required by law, on business days from 8:00 A.M. to 7:00 P.M.

                  SECTION 6.04 AIR CONDITIONING AND VENTILATION: Owner, at Owner's expense, shall furnish and distribute to the Demised Premises (i) conditioned air at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities, on business days from 8:00 A.M. to 7:00 P.M. during the months of May, June, July, August, September and October when required for the comfortable occupancy of the Demised Premises; and (ii) mechanical ventilation through the Building air conditioning system on business days from 8:00 A.M. to 7:00 P.M., except when conditioned air or heat is being furnished, to the extent required pursuant to law. Notwithstanding the foregoing provisions of this Section, Owner shall not be responsible if the normal operation of the Building air conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised Premises (a) which, by reason of any machinery or equipment installed by or on behalf of Tenant or any person claiming through or under Tenant, shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per one hundred seventy-five (175) square feet of usable area (the average electrical load and human occupancy


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factors for which the Building air conditioning system is designed) or (b)
because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Whenever said air conditioning system is in operation, Tenant agrees to cause all the windows in the Demised Premises to be kept closed and to cause the Venetian blinds in the Demised Premises to be kept closed if necessary because of the position of the sun. Tenant agrees to cause all the windows in the Demised Premises to be closed whenever the Demised Premises are not occupied. Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the air conditioning and ventilating system. In addition to any and all other rights and remedies which Owner may invoke for a violation or breach of any of the foregoing provisions of this Section, Owner may discontinue heating, air conditioning and/or, if Owner so provides same, ventilating service, during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  SECTION 6.05 CLEANING: (1) Tenant, at Tenant's expense, shall keep the Demised Premises in order, shall cause the Demised Premises to be cleaned and shall cause Tenant's refuse and rubbish to be removed, all at regular intervals in accordance with standards and practices adopted by Owner for the Building. Tenant shall cooperate with any waste and garbage recycling program of the Building and shall comply with all reasonable rules and regulations of Owner with respect thereto. Tenant, at Tenant's expense, shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Owner, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

                        (2) Owner, at Owner's expense, shall clean the public portions of the Building at regular intervals in accordance with practices and standards adopted by Owner for the Building.

                        (3) The removal of refuse and rubbish and the furnishing of office cleaning services to Tenant by persons other than Owner and its contractors shall be performed in accordance with such regulations and requirements as, in Owner's judgment, are necessary for the proper operation of the Building, and Tenant agrees that Tenant will not permit any person to enter the Demised Premises or the


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Building for such purposes, or for the purpose of providing extermination services required to be performed by Tenant pursuant to Subsection A of this Section, other than persons first approved by Owner, such approval not unreasonably to be withheld.

                  SECTION 6.06 WATER: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory and drinking purposes, Owner may install a hot water meter and a cold water meter and thereby measure Tenant's consumption of water for all purposes. Tenant shall pay to Owner the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters, and sewer charges, taxes and any other governmental charges thereon, as and when bills are rendered. In addition to any sums required to be paid by Tenant for hot water consumed and sewer charges, taxes and any other governmental charges thereon under the foregoing provisions of this Section, Tenant agrees to pay to Owner, for the heating of said hot water, an amount equal to three (3X) times the total of said sums required to be paid by Tenant for hot water and sewer charges thereon. For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

                  SECTION 6.07 OVERTIME PERIODS: The Fixed Rent does not reflect or include any charge to Tenant for the furnishing or distributing of any necessary elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises during periods (referred to as "Overtime Periods") other than the hours and days set forth above in this Article for the furnishing and distributing of such services. Accordingly, if Owner shall furnish any such elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises at the request of Tenant during Overtime Periods, Tenant shall pay Owner for such services at the standard reasonable rates then fixed by Owner for the Building or, if no such rates are then fixed, at reasonable rates. Owner shall not be required to furnish any such services during Overtime Periods, unless Owner has received reasonable advance notice from Tenant requesting such services. If Tenant fails to give Owner reasonable advance notice requesting such services during any Overtime Periods, then, whether or not the Demised Premises are habitable during such Overtime Periods, failure by Owner to furnish or distribute any such services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.


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                  SECTION 6.08 OWNER'S RIGHT TO STOP SERVICE: Owner reserves the right to stop the service of the heating, air conditioning, ventilating, elevator, plumbing, electrical, communications or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Owner shall employ reasonable diligence in attempting to restore the operation of any such systems or facilities without any obligation, however, to employ labor at overtime or other premium pay rates.

                  SECTION 6.09 PARKING LOT: The Real Property presently contains a parking lot (referred to as the "Parking Lot") with 1,700 parking spaces. Tenant shall be entitled to the nonexclusive use, in common with other tenants and occupants of the Building and their business visitors, of the Parking Lot solely for the parking of cars of Tenant's employees and business visitors on a first come first serve basis. Owner shall have the right to reconfigure the Parking Lot and add additional buildings in the Parking Lot and may increase or reduce the number of spaces in the Parking Lot. No such reconfiguration, additional buildings or reduction in the number of spaces in the Parking Lot for any reason, including, but not limited to, the construction of additional buildings therein or any acquisition or condemnation set forth in Article TWELFTH, shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under this Lease or impose any liability upon Owner, or its agents, or upon any lessor under any superior lease, or upon the holder of any mortgage. Tenant shall have no rights in and to the Parking Lot other than the nonexclusive use, in common with other tenants and occupants and their business visitors, for Tenant and Tenant's business visitors to park their cars therein on a first come first serve basis. The Building Rules referred to in Article NINETEENTH may, at Owner's election, cover the Parking Lot.

            SEVENTH: CONDITION OF THE DEMISED PREMISES: Tenant shall take the Demised Premises in the condition that the Demised Premises shall be in on the Commencement Date "as is" and Owner shall have no obligation to do any work or perform any installations in order to prepare the Demised Premises for tenant's occupancy.

            EIGHTH: END OF DEMISED TERM. Tenant shall vacate the Demised Premises upon the Expiration Date broom clean and in good order and in the same condition that the Demised Premises existed on the Commencement Date, ordinary wear excepted, and Tenant shall, on or prior to the Expiration Date, remove all of Tenant's personal property and all other property and effects of Tenant and all persons claiming through or under Tenant from the Demised Premises and the Building and Tenant shall repair all damage to the Demised Premises and the Building occasioned by such removal. Owner shall have the right to retain any property and effects of Tenant or such person which shall remain in the Demised Premises after the Expiration Date and any net proceeds from the sale thereof, without waiving any of Owner's rights with respect to any "Event of Default" (as hereinafter defined) by Tenant. Tenant hereby expressly waives for itself and for any person claiming through or under Tenant any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules or any successor law of like import then in force in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article EIGHTH. If the date upon which the Demised Term shall expire, terminate or end shall fall on a Sunday or holiday, then Tenant's obligations under the first sentence of this Article EIGHTH shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Tenant's obligations under this Article EIGHTH shall survive the Expiration Date.

            NINTH: ASSIGNMENT AND SUBLETTING. SECTION 9.01. Tenant may not assign or transfer this Lease, without the prior written consent of Owner in each instance, which consent Owner may withhold in its sole discretion. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the counter market) or (b) any interest in any partnership or joint venture of Tenant, however accomplished, and whether in a single transaction or in a series of related and/or unrelated transactions, resulting in a change of more than forty-nine (49%) percent of the then issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the-counter market) or the interests in any partnership or joint venture of Tenant, however accomplished, and whether in a single transaction or in a series of related/unrelated transactions, shall be deemed, for the purposes of this Article NINTH, as an assignment of this Lease which shall require the prior consent of Owner in each instance.

                  SECTION 9.02. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable notice and cure periods, Tenant shall have the right without the prior consent of Owner, to permit the use or occupancy of all or any part of the Demised Premises by any subsidiary or affiliate of Tenant named herein for the use permitted in this Lease only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant named herein. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. However, no such use and occupancy shall be valid unless, Tenant shall give prompt notice to Owner of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises.

                  SECTION 9.03 SUBLET RIGHTS: A. (1) As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner agrees not to unreasonably withhold Owner's prior consent to a subletting by Tenant of the entire Demised Premises to one (1) subtenant for undivided occupancy by such subtenant, for the use expressly permitted in this Lease i.e., as general offices for an information technology business.

                        (2) Without Owner's prior consent, Tenant shall not (a) negotiate or enter into a proposed subletting with any tenant, subtenant or occupant of any space in the Building or (b) list or otherwise publicly advertise the Demised Premises or any part thereof for subletting at a rental lower than the rental at which the Owner is then offering to rent comparable space in the Building.

                        (3) At least thirty (30) days prior to any proposed subletting, Tenant shall submit to Owner a statement (the "Proposed Sublet Statement") containing the name and address of the proposed subtenant, the nature of the proposed subtenant's business and its current financial status, if such status is obtained by Tenant, and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof.

                        (4) Owner may withhold consent to a proposed subletting if, (a) in Owner's reasonable judgment, the occupancy of the proposed subtenant will tend to impair the character or dignity of the Building or impose any additional burden upon Owner in the operation of the Building, or (b) in Owner's reasonable judgment, the occupancy of the proposed subtenant will tend to impair the reputation of (i) the Building as an information technology center or (ii) the floor on which the Demised Premises are located as a floor devoted to information technology tenants or (c) the proposed subtenant shall be a person or entity with whom Owner is then negotiating or discussing to lease space in the Building or (d) if Owner shall have any other reasonable objections to such subletting.

                        (5) In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's failure or refusal to consent to any subletting, such dispute shall be submitted to arbitration in accordance with the provisions of Article TWENTY-THIRD.

                        (6) Tenant shall reimburse Owner on demand for any costs or expense that may be incurred by Owner's review of any Proposed Sublet Statement or in connection with any sublease consented to by Owner, including, without limitation, any reasonable processing fee, reasonable attorneys' fees and disbursements and the reasonable costs of making investigations as to the acceptability of the proposed subtenant.

                  B. Notwithstanding the foregoing provisions of this Section 9.03, Owner shall have the following rights with respect to each proposed subletting by Tenant:

                        (1) in the event Tenant proposes to sublet the Demised Premises, whether or not such subletting is for all or substantially all of the remainder of the Demised Term, Owner, at Owner's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Owner of the Proposed Sublet Statement, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the Expiration Date, the Fixed Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant; or

                        (2) In the event Tenant proposes to sublet the Demised Premises for less than substantially all of the remainder of the Demised Term, Owner, at Owner's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Owner, of the Proposed Sublet Statement required to be submitted in connection with such proposed subletting, a notice electing to recapture the Demised Premises during the period (referred to as the "Recapture Period") commencing on the date (referred to as "Recapture Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and ending on the proposed expiration date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and in the event such notice is given the following shall apply:

                            (a) The  Demised  Premises  shall be  recaptured  by
                   Owner during the Recapture Period;

                            (b) Tenant shall  surrender the Demised  Premises to
                   Owner on or prior to the Recapture Date in the same manner as if said Date were the Expiration Date;

                            (c) During the Recapture Period Tenant shall have no
                   rights with respect to the Demised Premises nor any obligations with respect to the Demised Premises, including, but not limited to, any obligations to pay Fixed Rent or any increases therein or any additional rent, and any prepaid portion of Fixed Rent allocable to the Recapture Period shall be refunded by Owner to Tenant;

                            (d) There shall be an equitable apportionment of any
                   increase in the Fixed Rent pursuant to Articles TWENTY-FIRST and TWENTY-SECOND for the Escalation Year and Tax Escalation Year (as defined in said Articles) in which said Recapture Date shall occur;

                            (e) Upon the expiration of the Recapture Period, the
                   Demised Premises, in its then existing condition, shall be deemed restored to Tenant and Tenant shall have all rights with respect to the Demised Premises which are set forth in this Lease and all obligations with respect to the Demised Premises which are set forth in this Lease, including, but not limited to, the obligations for the payment of Fixed Rent and any increases therein and any additional rent (as they would have been adjusted if Tenant occupied the Demised Premises during the Recapture Period) during the period (referred to as the "Recapture Restoration Period") commencing on the date next following the expiration of the Recapture Period and ending on the Expiration Date, except in the event that Owner is unable to give Tenant possession of the Demised Premises at the expiration of the Recapture
                   Period by reason of the holding over or retention of possession of any tenant or other occupant, in which event

                   (x) the Recapture Restoration Period shall not commence and the Demised Premises shall not be deemed available for Tenant's occupancy and Tenant shall not be required to comply with the obligations of Tenant under this Lease until the date upon which Owner shall give Tenant possession of the Demised Premises free of occupancies, (y) neither the Expiration Date nor the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby, and (z) Tenant waives any rights to rescind this Lease and to recover any damages which may result from the failure by Owner to deliver possession of the Demised Premises at the end of the Recapture Period; Owner agrees to institute, within thirty (30) days after the expiration of the Recapture Period, possession proceedings against any tenants and occupants who have not so vacated and surrendered all or any portions of the Demised Premises and agrees to prosecute such proceedings with reasonable diligence; and

                            (f) There shall be an equitable apportionment of any
                   increase in the Fixed Rent pursuant to Articles TWENTY FIRST AND TWENTY SECOND for the Escalation Year and Tax Escalation Year in which the Recapture Restoration Period shall commence.

At the request of Owner, Tenant shall execute and deliver an instrument or instruments, in form satisfactory to Owner, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions of this Subsection 9.03; however, neither Owner's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Section. The failure by Owner to exercise any option under this Section 9.03 with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the premises affected thereby or any other portion of the Demised Premises. Tenant shall indemnify Owner from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any claims against Owner by any broker or other person, for a brokerage commission or other similar compensation in connection with any such proposed subletting, in the event (a) Owner shall (i) fail or refuse to consent to any proposed subletting, or (ii) exercise any of its options under this Section 9.03, or (b) any proposed subletting shall fail to be consummated for any reason whatsoever.

                  C. Tenant agrees that (1) any increase in the rental value of the Demised Premises over and above the Fixed Rent payable pursuant to the provisions of this Lease, as such Fixed Rent may be increased from time to time pursuant to the provisions of this Lease, and (2) any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant in connection with an assignment of Tenant's interest in this Lease or the interest of any subtenant or other person claiming through or under Tenant under any sublease whether or not such assignment shall be effected with court approval in a proceeding of the types described in Article SIXTEENTH (A)(iii), or in any similar proceeding, or otherwise, shall accrue to the benefit of Owner and not to the benefit of Tenant, or of any subtenant or other person claiming through or under Tenant, or of the creditors of Tenant or of any such subtenant or other person claiming through or under Tenant. Accordingly, Tenant agrees that if Owner shall fail to exercise its option to sooner terminate this Lease or its option to recapture the Demised Premises in connection with any proposed subletting by Tenant, or if any subtenant or other person claiming through or under Tenant shall sublet all or any portion of the Demised Premises, Tenant shall pay to Owner a sum equal to any Subletting Profit, as such term is hereinafter defined. All rentals and other sums (including, but not limited to, sums payable for the sale or rental of any fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized [on a straight-line basis over the term of this Lease or, in the event of a further subletting, over the term of the initial sublease, as the case may be] cost thereof, which were provided and installed in the sublet premises at the sole cost and expense of Tenant or such subtenant or other person claiming through or under Tenant and for which no allowance or other credit has been given by Owner) payable by any subtenant to Tenant or to any subtenant or other person claiming through or under Tenant in connection with any subletting in excess of the Fixed Rent then payable by Tenant to Owner under this Lease are referred to, in the aggregate, as "Subletting Profit"; in computing any Subletting Profit it shall be deemed that the rental reserved under any such subletting shall commence to accrue as of the commencement of the term of such subletting even if such rental actually commences to accrue as of a date subsequent to such commencement and there shall be deducted a reasonable single brokerage commission, if any such commission shall be paid by Tenant or any such subtenant or other person claiming through or under Tenant in connection with such subletting which deduction for such reasonable single brokerage commission shall be amortized on a straight line basis over the entire term of such subletting. Owner and Tenant agree that if Tenant, or any subtenant or other person claiming through or under Tenant, shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease as the case may be, whether or not such assignment shall be effected with court approval in a proceeding of the types described in Article SIXTEENTH (A)(iii), or in any similar proceeding, or otherwise, Tenant shall pay to Owner a sum equal to any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant for such assignment. All sums payable hereunder to Tenant shall be paid to Owner as additional rent immediately upon such sums becoming payable to Tenant or to any subtenant or other person claiming through or under Tenant and, if requested by

Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of such sums to be paid to Owner, however, neither Owner's failure to request the execution of such agreement nor Tenant's failure to execute such agreement shall vitiate the provisions of this Section. For the purposes of this Section, a trustee, receiver or other representative of the Tenant's or any subtenant's estate under any federal or state bankruptcy act shall be deemed a person claiming through or under Tenant.

                  D. (1) Neither Owner's consent to any subletting nor anything contained in this Section shall be deemed to grant to any subtenant or other person claiming through or under Tenant the right to sublet all or any portion of the Demised Premises or to permit the occupancy of all or any portion of the Demised Premises by others. Neither any subtenant referred to in this Section nor its heirs, distributees, executors, administrators, legal representatives, successors nor assigns, without the prior consent of Owner in each instance, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any portion thereof, or (iii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such subtenant and any sublease shall provide that any violation of the foregoing provisions of this sentence shall be an event of default thereunder. The sale, pledge, transfer or other alienation of (a) a controlling interest in the issued and outstanding capital stock of any corporate subtenant (unless such stock is publicly traded on any recognized security exchange or over-the-counter market) or (b) a controlling interest in any partnership or joint venture subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section to be an assignment of such sublease which shall require the prior consent of Owner in each instance and any sublease shall so provide.

                        (2) As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable notice and cure periods, Tenant shall have the right without the prior consent of Owner, to permit the use or occupancy of all or any part of the Demised Premises by any subsidiary or affiliate of Tenant named herein for the use permitted in this Lease only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant named herein. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. However, no such use and occupancy shall be valid unless, Tenant shall give prompt notice to Owner of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises.

            TENTH: OWNER ACCESS. (A) (1) Owner and its agents shall have the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article TENTH or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, or complying with any Legal Requirement which Owner is obligated to comply with hereunder, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shall be necessary or permissible, to use a master key or to forcibly enter the Demised Premises; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Demised Premises; (iii) to exhibit the Demised Premises to others; (iv) to make such decorations, repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, ventilating, elevator, plumbing, electrical, telecommunication and other mechanical facilities, as Owner may deem necessary or desirable; (v) to take all materials into and upon the Demised Premises that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Demised Premises at any time during the Demised Term if Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises. The lessors under any superior lease and the holders of any mortgage shall have the right to enter the Demised Premises from time to time through their respective employees, agents, representatives and architects to inspect the same or to cure any default of Owner or Tenant relating thereto. Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known which right shall include, without limitation, the right to name the Building after any tenant of the Building.

                        (2) Supplementing the provisions of this Paragraph A, Owner, agrees that, except in cases of emergency, any entry upon the Demised

Premises shall be made at reasonable times, and only after reasonable advance notice (which may be mailed, delivered or left at the Demised Premises, notwithstanding any contrary provisions of this Lease), and any work performed or installations made by Owner shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Tenant's normal business operations (however, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ contractors or labor at so-called overtime or other premium pay rates).

                  (B) OWNER'S RESERVATION OF RIGHTS TO PORTIONS OF THE BUILDING:
All parts (except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, ventilating, plumbing, electrical, telecommunication and other mechanical facilities, closets, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner. Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Tenant's access to the Demised Premises. Nothing contained in this Article TENTH shall impose any obligation upon Owner with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building.

                  (C) ACCESS TO THIRD PARTIES: Owner and its agents shall have the right to permit access to the Demised Premises, whether or not Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Tenant or any other occupant of the Demised Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the City, State or Federal Governments. Neither anything contained in this Article TENTH, nor any action taken by Owner under this Paragraph (C), shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the Demised Premises.

                  (D) NO ACTUAL OR CONSTRUCTIVE EVICTION: The exercise by Owner or its agents or by the lessor under any superior lease or by the holder of any mortgage of any right reserved to Owner in this Article TENTH shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any superior lease or upon the holder of any such mortgage, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

            ELEVENTH: LEGAL COMPLIANCE: (A) Tenant agrees that its use of the Demised Premises and the installation, operation and maintenance of Tenant's personal property and equipment shall at all times, at Tenant's expense, strictly comply with all applicable "Legal Requirements", and the orders and requirements of all "Government Authorities". The term "Legal Requirements" shall mean all present and future laws, codes, ordinances, statutes, requirements, orders and regulations, ordinary and extraordinary, foreseen and unforeseen, of any Governmental Authority (hereinafter defined) and all directions, requirements, orders and notices of violations thereof. The term "Governmental Authority" shall mean the United States of America, the State of New York, the County of Suffolk, Town of Islip, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over Owner, Tenant, the use of the Demised Premises or the Building.

                  (B) In addition to the aforesaid, Tenant shall (i) not generate, store, install, dispose of or otherwise handle any substance, waste or material which is deemed hazardous, toxic, a pollutant or contaminant, under any Legal Requirement now or hereinafter in effect (referred to herein as "Hazardous Substances") in the Demised Premises, or in or around the Building, in any manner contrary to any applicable Legal Requirements; (ii) not install or place in the Demised Premises any asbestos or asbestos-containing materials (iii) at Tenant's cost and expense remove, clean-up and remedy any Hazardous Substance in the Demised Premises or the Building to the extent and in the manner required by any applicable Legal Requirements, if the presence of such Hazardous Substances resulted from the action or inaction of Tenant, its employees, contractors, subcontractors, agents, occupants or invitees. Tenant shall not remove, clean up, abate, or disturb any asbestos or asbestos-containing material in or about the Demised Premises except as Owner shall direct.

            TWELFTH: CASUALTY AND CONDEMNATION. (A) In the event that the Demised Premises shall be damaged by fire or other casualty, Owner shall have no obligation to repair such damage provided that if Owner gives Tenant notice that it intends to repair such damage within ninety (90) days of such damage or casualty then, this Lease shall remain in full force and effect provided that Owner shall undertake such repairs with reasonable diligence. If the Tenant shall be unable to use all or substantially all of the Demised Premises or Tenant's equipment by reason of a fire or casualty which was not the result of the act or negligence of Tenant, then, during such period of inability the Fixed Rent, increases therein or other sums payable by Tenant to Owner shall abate until the earlier of the date (i) such damage is repaired or
(ii) Tenant begins to use Demised Premises or (iii) this Lease and the Demised Term shall end as provided in this Article TWELFTH, provided however, that in the event that only a portion of the Demised Premises is so rendered unusable then, the Fixed Rent shall be abated in the same portion that the usable portion of the Demised Premises bears to the total amount of the Demised Premises. In the event that Owner shall not give notice that it intends to repair such damage, then, Tenant shall have the option, by notice to Owner within thirty
(30) days after the initial ninety (90) day period, to cancel this Lease and the Demised Term in which event this Lease and the Demised Term shall terminate and be of no further force and effect as of the date of such notice and except for those obligations which survive expiration of the Demised Term, neither party shall have any further obligation or liability under this Lease for any period after such effective termination date.

                  (B) Notwithstanding anything contained in this Lease to the contrary, in the event that any of the following listed events shall occur (sometimes referred to herein as the "Termination Events"), then this Lease and the Demised Term shall terminate and be of no further force and effect as of the effective date that this Lease shall so terminate. For the purposes hereof the Termination Events shall be any of the following:

                              (i) if (a) the Demised Premises or (b) the Building shall be damaged by fire or other casualty (whether or not in such instance the Demised Premises shall be so damaged) and Owner shall decide not to repair or restore such damage in which event the Demised Term shall terminate on a date set forth in a notice by Owner to Tenant terminating this Lease and the Demised Term (i) as of the date of such fire or casualty, if the Demised Premises was damaged thereby, or (ii) a date set forth in Owner's notice;

                              (ii) the Demised Premises or a substantial part of
                   the Building shall be acquired or condemned by any legal authority or for public use or purpose in which event the Lease granted hereunder shall terminate upon a notice by Owner to Tenant terminating this Lease and the Demised Term as of the date of such taking and Owner shall be entitled to the entire award therefor.

                  (C) Tenant acknowledges that it has been advised that Owner's insurance policies do not cover Tenant's personal property or any other property of Tenant in the Demised Premises; accordingly, it shall be Tenant's obligation to obtain and maintain insurance covering its property in the Demised Premises. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's casualty and other insurance policies covering Tenant's personal property and other property of Tenant in the Demised Premises, so-called "waiver subrogation" provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty. If Tenant is unable to obtain such provisions in Tenant's property and other insurance policies, Tenant shall name Owner as an additional insured but not as a loss payee under such policies, it being understood and agreed that Owner shall have no right whatsoever to any of the proceeds of such insurance. As long as such or similar provisions are included in such insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any ground or underlying lease, the holders of any mortgage, and all other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner, or of any such lessor, or holder or any such other tenants or occupants, for any loss occasioned by fire or other casualty. In the event that at any time such insurance carriers shall not include such or similar provisions in any such insurance policy, the waiver set forth in the foregoing sentence (or in any written instrument executed by any other permitted occupant of the Demised Premises) shall, upon notice given by Tenant to Owner, be deemed of no further force or effect from and after the giving of such notice. During any period while any such waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty.

            THIRTEENTH: INDEMNITY AND INSURANCE: (A) Tenant covenants and agrees to defend, protect, indemnify and hold harmless Owner, Rudin Management Company, Inc. and Cogswell Realty Group, LLC, and their agents (including, but not limited to CRG Management, LLC, which is Owner's managing agent), and the agents, servants and employees of each of the foregoing and such other entities as may be designated by the Owner (individually, "Indemnitee" and collectively the "Indemnitees") from and against each and every claim, demand, cause of action, liability, cost, damage, loss, penalty, fine, judgment or expense (including, but not limited to, attorneys' fees and expenses incurred in defense of the Indemnitees) which (i) may be made, asserted, brought or recovered by any person, firm or corporation arising out of any death or bodily or personal injury (including sickness or disease) or any damage to property to the extent caused by, resulting from or in any way directly or indirectly incidental to or in connection with the use of the Demised Premises or the operation of the Tenant's equipment, and/or any act, omission or negligence of Tenant and its agents contractors or employees and (ii) shall arise or result from or be incurred in connection with or in any way be incidental to (1) any breach by Tenant of its obligations under this Lease or (2) any violation of any Legal Requirement or any fine, penalty or governmental order issued to or enforced against Owner or any Indemnitee by any relevant Governmental Authority with regard to such violation; the term "expense" shall include, but not be limited to, any attorneys' fees or expenses incurred by Owner in connection with the aforesaid and attorneys' fees or expenses incurred in connection with any action to recover such attorneys' fees or expenses. The obligations of Tenant hereunder shall survive the expiration, cancellation or termination of this Lease and the Demised Term.

                  (B) Without limiting the aforesaid, Tenant agrees to be responsible for any damage caused to the Building, and/or any other property owned by Owner or any tenant, Tenant, user or occupant of the Building which may be caused by Tenant or any of its agents or representatives. Throughout the Demised Term and for so long as Tenant (or any person through or under Tenant) shall use or occupy the Demised Premises, Tenant shall, at Tenant's cost and expense, obtain and maintain throughout the Demised Term comprehensive public liability and water legal liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Demised Premises covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies of such insurance at least ten (10) days prior to the Commencement Date and at least ten
(10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies Owner, and Owner's Indemnitees shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Owner.

            FOURTEENTH: SUBORDINATION. This Lease and all of Tenant's rights hereunder shall remain, subject and subordinate in all respects to all ground or underlying leases now or hereafter in effect and to all mortgages which may now or hereafter affect such leases and/or the Building and/or the Real Property, and to all advances made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, such leases and mortgages. The foregoing provisions of this Article shall be self-operative and no further instrument of subordination shall be required.

            FIFTEENTH: OWNER LIABILITY LIMITATION. Owner shall incur no liability of any kind whatsoever to Tenant or to any person, firm or corporation claiming by, through or under Tenant in connection with this Lease or the revocation thereof, or the use by Tenant of all or any portions of the Demised Premises or the Building. Owner shall have no responsibility or liability for any loss or damage that may occur to Tenant's property or effects while located in the Demised Premises or the Building unless such damage is due to the negligence of Owner. No general or limited partner, officer, director, employee or shareholder of Owner or any agent thereof shall be personally liable for the performance of Owner's obligation under this Lease. The liability of for any Owner's obligation under this Lease shall be limited to Owner's interest in the Building, and Tenant shall not look to any of Owner's other assets for enforcement or satisfaction of any such obligation, nor shall Tenant seek recourse for such enforcement or satisfaction against any general or limited partner, officer, director, employee or shareholder of Owner or any agent thereof. Tenant acknowledges and agrees that (i) Owner shall not be obligated to provide security or any other type of protection for any equipment, personal property or installation in the Demised Premises, (ii) neither Owner nor its agents shall be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or other order of governmental body or authority, or for any damage or inconvenience which may arise through maintenance, repair or alteration of any part of the Building. Owner and Tenant agree that neither party shall be liable to the other for any special or consequential damages, including lost profits or revenues, as a result of such parties' default of its obligations under this Lease, provided that nothing contained herein shall otherwise limit, modify or violate any claim or remedy in law or equity by one party hereof against the other by reason of a breach or default in the other's obligations under this Lease.

            SIXTEENTH: DEFAULT/REMEDIES. (A) If at any time prior to or during the Demised Term, any one or more of the following events (referred to as "Events of Default") shall occur: (i) if Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any other sums due Owner hereunder, and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default, or (ii) if Tenant shall default in the observance or performance of any term, covenant or condition (other than the covenants to make payment of Fixed Rent or other sums due Owner) of this Lease on Tenant's part to be observed or performed and Tenant shall fail to remedy such default within thirty (30) days after notice by Owner to Tenant of such default; or (iii) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or such proceeding shall be commenced against Tenant or Tenant shall be adjudicated a bankrupt or insolvent, or Tenant shall file or there shall be filed against Tenant any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator for Tenant or of all or any part of Tenant's property; or (iv) if Tenant shall default in the observance or performance of any term, covenant or condition on the part of Tenant to be observed or performed under any other agreement with Owner and such default shall continue beyond any grace period set forth in such other agreement for the remedying of such default; or (v) if Tenant shall desert or abandon the Demised Premises or Tenant's equipment; or (vi) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise except as provided in Article NINTH hereof then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more of such Events of Default, Owner, at any time thereafter, at Owner's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the expiration date of the Demised Term and this Lease, but Tenant shall remain liable for damages and all other sums payable pursuant to law. Any notice given by Owner to Tenant under this Article SIXTEENTH shall be deemed a "ten day notice to quit" under the provisions of Section 713 of the Real Property Actions and Proceedings Law.

                  (B) In the event that this Lease shall end, Owner and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises including Tenant's equipment and Owner, at Owner's option, may release the whole or any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the expiration date of the Demised Term, at such rental or rental fees or otherwise and upon such other conditions, which may include concessions and free rent periods, as Owner, in its sole discretion, may determine. Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owner, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease.

            SEVENTEENTH: INABILITY TO PERFORM. If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, Legal Requirement or any orders of any Government Authority, or any other cause beyond Owner or Tenant's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Owner or Tenant, as the case may be, is unable to perform, fulfill or is delayed in fulfilling any of their respective obligations under this Lease or any instrument collateral thereto, then the performance or observance of such obligation shall be suspended to the extent of and during the duration of such inability and (i) no such inability or delay shall constitute an actual or constructive eviction of Tenant, in whole or in part, or entitle Tenant to any abatement or diminution of any of the Fixed Rent or any other sum due Owner from Tenant hereunder, or (ii) no such inability or delay shall relieve Owner or Tenant, as the case may be, from any of their respective obligations under this Lease which are not affected by such inability or delay, or impose any liability upon Owner, or Tenant as the case may be, or their agents, by reason of inconvenience or annoyance to the other party, or injury to or interruption of Tenant's business, or otherwise. The provisions of this Article SEVENTEENTH shall not apply to the obligations of either Owner or Tenant to pay any monies due the other party. Owner and Tenant, as the case may be applicable, each agrees to employ reasonable diligence to eliminate the cause of any inability or delay referred to in this Article, however, the provisions of this sentence shall not apply in the event of any strike or labor dispute and neither party shall be required to employ labor at overtime or any other premium pay rates unless there is a danger or threatened danger to the health or safety of any occupant of the Building or the environmental condition thereof.

            EIGHTEENTH: NOTICES. Any bills, statements, notices, demands, requests or other communications given or required to be given pursuant to this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail, return receipt requested, addressed (a) to Tenant,
Att: Vinny DiSpigno (i) at the address set forth above, or (ii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, abandoning or surrendering the Demised Premises, or (b) to Owner at the address set forth above, with a copy to Goldfarb & Fleece, 345 Park Avenue, New York, New York 10154, Att.: PARTNER IN CHARGE. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided herein.

            NINETEENTH: MISCELLANEOUS. (A) This Lease embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein. This Lease may not be modified, amended or terminated, and Tenant's obligations hereunder shall in no way be discharged, except as expressly provided in this Lease or by written instrument executed by the parties hereto. This Lease shall be governed by and construed in accordance with the laws of the State of New York. This Lease shall not be binding or effective until this Lease is executed and delivered by Owner and Tenant. This Lease may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

                  (B) The term "business days" as used in this Lease shall exclude Saturdays, Sundays and holidays, the term "Saturdays" as used in this Lease shall exclude holidays and the term "holidays" as used in this Lease shall mean all days observed as legal holidays by either the New York State Government or the Federal Government. The terms "Person" and "persons" as used in this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity. If any term, covenant or condition of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. In the event of any action, suit, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in any draft of this Lease and no such deletion or strike out shall be entered into evidence in any such action, suit or dispute or proceeding given any weight therein.

                  (C) Owner and Tenant mutually represent and warrant to the other that they had no dealings with any brokers, consultants, individuals or any other entities in the negotiation and/or consummation of this Lease. Owner and Tenant hereby mutually agree to indemnify and hold the other party harmless from and against any claims, costs, expenses (including, without limitation, legal fees) and other liabilities incurred by the other party by reason of any claim or action for a commission or fee or other compensation by any person or broker in connection with this Lease with whom the indemnifying party may have dealt. The provisions of this Paragraph (C) shall survive the expiration or earlier termination of the Demised Term and this Lease.

                  (D) This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

                  (E) Tenant shall have no right to record this Lease or any memorandum thereof.

                  (F) Tenant shall comply with all reasonable building rules Owner may from time to time adopt and of which Owner shall notify Tenant thereof.

                  [G] Tenant, upon demand of Owner, shall pay Owner's reasonable legal fees with respect to the preparation of this Lease. Same shall be deemed to be and collectible as additional rent.

                  (H) TENANT'S EXISTING LEASE

                        A. A portion of the Tech Building known as T-102, is presently affected by a lease dated May 1, 2000 between Owner and Tenant for a term which shall expire on July 31, 2005, unless sooner terminated pursuant to any of the terms, covenants or conditions of said lease or pursuant to law (said lease, as same may have been modified by various written agreements is referred to as "Tenant's Existing Lease"). Tenant's Existing Lease and the term demised therein shall terminate and come to an end on the date (referred to as the "Surrender Date") one day prior to the Commencement Date of this Lease, unless sooner terminated pursuant to any of the terms, covenants or conditions of Tenant's Existing Lease or pursuant to law. Tenant agrees to vacate and surrender to Owner the entire premises demised in Tenant's Existing Lease free of all tenancies and occupancies on or prior to the Surrender Date, as if the Surrender Date were the date originally fixed for the expiration of the term demised in Tenant's Existing Lease, and Tenant shall fully comply with the provisions of Article EIGHTH of Tenant's Existing Lease (entitled "End of Demised Term"), on or prior to the Surrender Date. If requested by Owner, Tenant agrees to execute and deliver to Owner after the Surrender Date a further agreement, in form reasonably satisfactory to Owner, evidencing the surrender to Owner of the premises demised in Tenant's Existing Lease; however, neither Owner's failure to request such execution nor Tenant's failure to execute and deliver such instrument shall vitiate the provisions of this Article.

                        B. Provided Tenant is not then in default under any of its obligations under Tenant's Existing Lease or this Article, Tenant shall be released from its obligations under Tenant's Existing Lease accruing after the Surrender Date, except as otherwise provided herein. If Tenant shall vacate the premises demised in Tenant's Existing Lease or any part thereof at any time prior to the Surrender Date, such premises or such part thereof shall be deemed surrendered to Owner at such time. Nothing contained in this Article shall be deemed to affect Tenant's obligation to pay the Fixed Rent reserved in Tenant's Existing Lease, and any increases therein, accruing with respect to all periods to and including the Surrender Date, and regardless of when Tenant shall vacate the premises demised in Tenant's Existing Lease, Tenant shall not be entitled to any refund, abatement or apportionment of the Fixed Rent reserved in Tenant's Existing Lease or any such increases for such periods.

                        C. The provisions of Articles TWENTY-FIRST and TWENTY-SECOND of Tenant's Existing Lease shall remain in full force and effect with respect to all periods prior to and including the Surrender Date. Owner shall deliver to Tenant at the Building, a statement or statements in accordance with said Articles with respect to all periods to and including the Surrender Date for which periods Owner has not already submitted to Tenant a statement. All unpaid increases in the Fixed Rent reserved in Tenant's Existing Lease pursuant to the provisions of said Article TWENTY-FIRST and TWENTY-SECOND and shown on such statement or statements shall, at Owner's election, be payable by Tenant to Owner as additional rent under this Lease.

                        D. Tenant represents and warrants to Owner that Tenant is not in default under any of the terms, covenants or conditions of Tenant's Existing Lease and that Tenant has not at any time heretofore committed or suffered, and will not at any time hereafter commit or suffer, any act, deed, matter or thing whatsoever whereby the premises demised in Tenant's Existing Lease or any part thereof are or shall be at any time hereafter in any way impeached, charged, affected or encumbered.

                        E. Except to the extent expressly modified by the foregoing provisions of this Article, Tenant's Existing Lease is hereby ratified and confirmed in all respects.

            TWENTIETH. SECURITY. Tenant acknowledges that Owner is presently holding the sum of TEN THOUSAND FIFTY EIGHT and 00/100 ($10,058.00) DOLLARS representing security (referred to as "Security") under Tenant's Existing Lease (defined in Article NINETEENTH) which Tenant agrees shall be transferred on or about the Commencement Date for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. In the event of any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on the part of Tenant to be observed or performed including, but not limited to, any default in the payment when due of any monthly installment of the Fixed Rent or increase in the Fixed Rent payable pursuant to the provisions of Articles TWENTY-FIRST or TWENTY-SECOND or of any additional rent, Owner may use or apply all or any part of the Security for the payment to Owner for Tenant's account of any sum or sums due under this Lease, without thereby waiving any other rights or remedies of Owner with respect to such default. Tenant agrees to replenish all or any part of the Security so used or applied prior to or during the Demised Term, it being acknowledged by Tenant that if there is any monetary default under Tenant's Existing Lease and all or any portion of the Security thereunder is applied to remedy same, Tenant shall replenish same so that the sum of TEN THOUSAND FIFTY EIGHT and 00/100 ($10,058.00) DOLLARS shall be on deposit as Security hereunder. After (i) the Expiration Date or any other date upon which the Demised Term shall expire and come to an end, and (ii) the full observance and performance by Tenant of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, including, but not limited to, the provisions of Article EIGHTH, Owner shall return to Tenant the balance of the Security then held or retained by Owner. Owner agrees that, unless prohibited by law or by the general policies of lending institutions in New York City, Owner shall deposit the Security in an interest-bearing savings account with a bank selected by Owner, in which event all interest accruing thereon shall be added to and become part of the Security and shall be retained by Owner under the same conditions as the sum originally deposited as Security. Tenant agrees that Tenant shall not assign or encumber any part of the Security, and no assignment or encumbrance by Tenant of all or any part of the Security shall be binding upon Owner, whether made prior to, during, or after the Demised Term. Owner shall not be required to exhaust its remedies against Tenant or against the Security before having recourse to any other form of security held by Owner and recourse by Owner to any form of security shall not affect any remedies of Owner which are provided in this Lease or which are available to Owner in law or equity. In the event of any sale, assignment or transfer by Owner named herein (or by any subsequent Owner) of its interest in the Building as owner or lessee, Owner (or such subsequent owner) shall have the right to assign or transfer the Security to its grantee, assignee or transferee and, in the event of such assignment or transfer, Owner named herein, (or such subsequent Owner) shall have no liability to Tenant for the return of the Security and Tenant shall look solely to the grantee, assignee or transferee for such return. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Notwithstanding anything to the contrary set forth in the foregoing provisions of this Article, Owner shall be entitled to retain the one (1%) percent administrative fee permitted by law to be retained by landlords with respect to security deposits.

            TWENTY-FIRST. TAX ESCALATION. A. DEFINITIONS: In the determination of any increase in the Fixed Rent under the provisions of this Article, Owner and Tenant agree that the following terms shall have the following meanings:

                        (1) The term "Tax Escalation Year" shall mean each fiscal year commencing December 1st and ending on the following November 30th which shall include any part of the Demised Term.

                        (2) The term "Taxes" shall be deemed to mean a sum equal to all real estate taxes and assessments, special or otherwise, upon or with respect to the Real Property imposed by the Town of Islip, County of Suffolk or any other taxing authority to create a source of revenue through taxation of real estate as such. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy or other tax or payments in lieu of any such taxes shall be substituted for, or levied against Owner or any owner of the Building or the Real Property, in lieu of any real estate taxes or assessments upon or with respect to the Real Property, such tax or payments in lieu of any such taxes shall be included in the term Taxes for the purposes of this Article.

                        (3) The term "Tenant's Proportionate Share" shall mean the fraction, 1,757/355,000.

                        (4) The term "Owner's Basic Tax Liability" shall mean a sum equal to Taxes, as finally determined, payable for the Tax Escalation Year commencing December 1st 2000 expiring November 30th, 2001.

                  (B) If Taxes payable in any Tax Escalation Year shall be in such amount as shall constitute an increase above Owner's Basic Tax Liability, the Fixed Rent for such Tax Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase. Tenant shall pay any such amounts owing to Owner pursuant to the foregoing provisions of this Article within ten (10) days after the submission by Owner to Tenant of a bill therefor, Tenant's obligation to make such payments shall survive the expiration or sooner termination of this Lease. All sums payable under this Article shall be collectible by Owner in the same manner as Fixed Rent.

            TWENTY-SECOND. CONSUMER PRICE INDEX ESCALATION

                  A. DEFINITIONS. In the determination of any increase in the Fixed Rent under the provisions of this Article, Owner and Tenant agree as follows:

                        (1) The term "Escalation Year" shall mean each calendar year which shall include any part of the Demised Term.

                        (2) The term "Owner's CPI Statement" shall mean a writing setting forth a computation of any increase in the Fixed Rent for the preceding Escalation Year pursuant to the provisions of this Article.

                        (3) The term "Price Index" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers based on the United States Cities national monthly average for all group commodities and items, published by the U.S. Department of Labor, Bureau of Labor Statistics, or a successor substitute index. If in any Escalation Year, the 1982-84 average of 100 is no longer used as the basis of calculation of the Price Index, then, for the purposes of this Article, the Price Index for such Escalation Year shall be recalculated as though such 1982-84 average of 100 was still the basis of calculation of the Price Index for such Escalation Year. In the event such Price Index (or a substitute successor index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used to reflect the increase in the national cost of living.

                        (4) The term "Base Price Index Rate" shall mean the Price Index for the month in which the Commencement Date shall occur.

                  B. The Fixed Rent for each Escalation Year shall be increased by a sum determined by multiplying (i) the Fixed Rent for such Escalation Year, by (ii) the percentage increase in the Price Index for the month of December in such Escalation Year above the Base Price Index Rate. Appropriate Proration shall be made for any partial Escalation Year. Tenant shall pay any such amounts owing to Owner pursuant to the foregoing provisions of this Article within ten
(10) days after the submission by Owner to Tenant of a bill therefor. Tenant's obligation to make such payments shall survive the expiration or sooner termination of this Lease. All sums payable under this Article shall be collectible by Owner in the same manner as Fixed Rent.

            TWENTY-THIRD. ARBITRATION Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 9.03 with respect to which request Owner has agreed, in such Section, not unreasonably to withhold such consent or approval which is submitted to arbitration shall be finally determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. In making their determination, the arbitrators shall not subtract from, add to, or otherwise modify any of the provisions of this Lease. Owner and Tenant may, at their own expense, be represented by counsel and employ expert witnesses in any such arbitration. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to any of the provisions of this Lease (other than Section 9.03) with respect to which Owner has covenanted not unreasonably to withhold such consent or approval, and any dispute arising with respect to the increases in Fixed Rent due to the provisions of Article TWENTY-FIRST and Article TWENTY-SECOND shall be determined by applicable legal proceedings. If the determination of any such legal proceedings, or of any arbitration held pursuant to the provisions of this Section with respect to disputes arising under Section 9.03 shall be adverse to Owner, Owner shall be deemed to have granted the requested consent or approval, or be bound by any determination as to Taxes and Consumer Price Index Escalation and the increases in Fixed Rent relating thereto, but that shall be Tenant's sole remedy in such event and Owner shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent or approval, or otherwise. Each party shall pay its own counsel and expert witness fees and expenses, if any, in connection with any arbitration held pursuant to the provisions of this Section and the parties will share all other expenses and fees of any such arbitration.

            IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                                    SPACELY LLC, Owner

                                    By: Rudin LITC Associates, Managing Member

                                    By:  /s/ William Rudin
                                         ---------------------------------------
                                           Name: William Rudin
                                           Title:  Owner


                                    PWR SYSTEMS, INC.

                                    By:  /s/ Vincent Dispigno
                                         ---------------------------------------
                                           Name: Vincent Dispigno
                                           Title: CEO

                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                             (Within New York State)


State of New York )
                           :ss.:
County of Suffolk )

                  On the 18th day of December, in the year 2001, before me, the undersigned, personally appeared Vincent D. Dispigno, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                 /s/ Patrick J. Caffery
                                              ---------------------------
                                                     Notary Public
                                                   Patrick J. Caffery
                                         Notary Public in the State of New York
                                              County of Suffolk, [ILLEGIBLE]
                                                   [ILLEGIBLE] 04/12/2003


                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                           (Outside of New York State)

State, District of Columbia, Territory,
Possession or Foreign Country
_____________________________):ss.:

                  On the _____ day of _______ in the year _________, before me, the undersigned, personally appeared ____________________________, personally known to me or proved tome on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the ___________________. (Insert the city or other political subdivision and the state or country or other place the acknowledgment was taken.)

                                                     ---------------------------
                                                              Notary Public

          EXHIBIT 1

          This floor plan is annexed to the Lease and made a part thereof solely to indicate by outlining and diagonal markings the Demised Premises. All areas, dimensions, locations and conditions are approximate.


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